Income taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income taxes
Income taxes
The components of the Company's income before income taxes for the years ended December 31, 2015, 2014 and 2013 are as follows (in thousands):

	2015	2014	2013
U.S.	$(114,862)	$127,270	$108,680
Non-U.S.	(19,461)	115,252	77,402
Income (loss) before income taxes	$(134,323)	$242,522	$186,082

The Company’s provision (benefit) for income taxes from continuing operations for the years ended December 31, 2015, 2014 and 2013 are as follows (in thousands):

	2015	2014	2013
Current
U.S. Federal and state	$43	$47,100	$20,589
Non-U.S.	8,264	24,315	20,748
Total current	8,307	71,415	41,337
Deferred
U.S. Federal and state	(19,071)	(2,080)	16,317
Non-U.S.	(4,175)	(1,190)	(1,176)
Total deferred	(23,246)	(3,270)	15,141
Provision for income tax expense (benefit)	$(14,939)	$68,145	$56,478

The reconciliation between the actual provision for income taxes from continuing operations and that computed by applying the U.S. statutory rate to income before income taxes and noncontrolling interests are outlined below (in thousands):

	2015		2014		2013
Income tax expense (benefit) at the statutory rate	$(47,013)	35.0%	$84,882	35.0%	$65,129	35.0%
State taxes, net of federal tax benefit	(1,157)	0.9%	4,132	1.7%	3,428	1.9%
Non-U.S. operations	6,300	(4.7)%	(15,060)	(6.2)%	(6,908)	(3.7)%
Domestic incentives	(250)	0.2%	(4,412)	(1.8)%	(2,544)	(1.4)%
Prior year federal, non-U.S. and state tax	(518)	0.4%	(1,692)	(0.7)%	(4,059)	(2.2)%
Nondeductible expenses	279	(0.2)%	663	0.3%	1,341	0.7%
Goodwill impairment	27,210	(20.3)%	—	—%	—	—%
Other	210	(0.2)%	(368)	(0.2)%	91	0.1%
Provision for income tax expense (benefit)	$(14,939)	11.1%	$68,145	28.1%	$56,478	30.4%

The primary components of deferred taxes include (in thousands):

	2015	2014
Deferred tax assets
Reserves and accruals	$7,174	$10,387
Inventory	29,154	12,679
Stock awards	9,350	7,892
Other	544	820
Net operating loss and other tax credit carryforwards	1,673	365
Total deferred tax assets	47,895	32,143
Deferred tax liabilities
Property and equipment	(16,925)	(21,947)
Goodwill and intangible assets	(68,635)	(73,215)
Investment in unconsolidated subsidiary	(10,764)	(11,259)
Unremitted non-U.S. earnings	(740)	(740)
Prepaid expenses and other	(1,151)	(781)
Total deferred tax liabilities	(98,215)	(107,942)
Net deferred tax liabilities	$(50,320)	$(75,799)

At December 31, 2015, the Company had $1.9 million U.S. net operating loss carryforwards and $0.7 million state net operating losses. The losses will expire no later than 2035 if they are not utilized prior to that date. The Company had $3.5 million of non-U.S. net operating loss carryforwards with indefinite expiration dates. The Company anticipates being able to fully utilize the losses prior to their expiration.
At December 31, 2015, the Company had no foreign tax credit carryforwards.
Goodwill from certain acquisitions is tax deductible due to the acquisition structure as an asset purchase or due to tax elections made by the Company and the respective sellers at the time of acquisition.
The Company believes that it is more likely than not that deferred tax assets at December 31, 2015 and 2014 will be utilized to offset future taxable income and the reversal of taxable temporary differences. Consequently, no valuation allowance has been recorded in the financial statements.
As discussed in Note 2, "Recent Accounting Pronouncements", during the fourth quarter of 2015, the Company elected to early adopt the recently issued guidance requiring all deferred tax assets and deferred tax liabilities to be presented as non-current on the consolidated balance sheet. Adoption of this guidance resulted in the reclassification of the current deferred tax assets and liabilities to non-current in our consolidated balance sheet as of December 31, 2015. This guidance has been adopted on a prospective basis, and therefore, prior periods have not been retrospectively adjusted and continue to reflect current and non-current classification as historically presented.
Taxes are provided as necessary with respect to non-U.S. earnings that are not permanently reinvested. For all other non-U.S. earnings, no U.S. taxes are provided because such earnings are intended to be reinvested indefinitely to finance non-U.S. activities. The determination of the amount of the unrecognized deferred tax liability for temporary differences related to investments in non-US subsidiaries is not practicable.
The Company files income tax returns in the U.S. as well as in various states and non-U.S. jurisdictions. With few exceptions, the Company is no longer subject to income tax examination by tax authorities in these jurisdictions prior to 2009.
The Company accounts for uncertain tax positions in accordance with guidance in FASB ASC 740, which prescribes the minimum recognition threshold a tax position taken or expected to be taken in a tax return is required to meet before being recognized in the financial statements. A reconciliation of the beginning and ending amount of uncertain tax positions is as follows (in thousands):

Balance at January 1, 2015	$6,256
Additional based on tax positions related to prior years	2,810
Reduction based on tax positions related to prior years	—
Lapse of statute of limitations	(656)
Balance at December 31, 2015	8,410
Deferred tax benefits on uncertain tax position related to U.S. and non-U.S. income tax	—
Net balance at December 31, 2015	$8,410

The total amount of unrecognized tax benefits at December 31, 2015 was $8.4 million, of which it is reasonably possible that $2.2 million could be settled during the next twelve-month period as a result of the conclusion of various tax audits or due to the expiration of the applicable statute of limitations. Substantially all of the unrecognized tax benefits at December 31, 2015 would impact the Company’s future effective income tax rate, if recognized.
The Company recognizes interest and penalties related to uncertain tax positions within the provision for income taxes in the consolidated statement of income. As of December 31, 2015 and 2014, we had accrued approximately $0.4 million and $0.2 million, respectively, in interest and penalties. During the years ended December 31, 2015 and 2014, we recognized no material change in the interest and penalties related to uncertain tax positions.